October xx, 1998

The Daruma Funds, Inc.
60 East 42nd Street
Suite 1112
New York, NY 10165

Dear Shareholder:

Large-cap stocks continued to wallop their smaller brethren in the quarter. Since April, small- and mid-cap stocks have been indiscriminately dumped, despite their faster earnings growth rates, driving their valuation relative to larger stocks to an unprecedented low. Demand for large-cap stocks was driven by a desire for liquidity, regardless of the cost. We are starting to witness the slaughter of even the sacred blue-chip cows, as fundamentals finally catch up with valuations in the large-cap sector.

The Russell 2000, a small-cap index, is down 16% for the year and down 24% from its April high. The S&P MidCap index is down 7% for the year and down 18% from its peak. The Fund is down 22% for the year and down 29% from its high. The S&P MidCap index has fared better than the small-cap index largely because of the performance of a handful of very large-cap technology stocks like America On-Line ($24 billion in market cap at the end of the quarter). For the quarter, the Fund is down 24% versus -14.5% for the S&P mid-cap and -20% for the Russell 2000. In this environment, our value orientation has adversely affected our results, as has our smaller-cap bias relative to our benchmark.

Most, but not all, severe market declines have anticipated recessions. The stock market is nothing more than a great big discounting mechanism. Right now, the market is telling us earnings growth is going to slow, at best.
 As events unfold, the market will discount a recovery, and small-cap stocks will come back into favor. Smaller, faster-growing companies historically have outperformed larger companies coming out of periods of slower economic growth.

Although we have taken a beating, we continue to hold a portfolio of solid companies with good management and defensible balance sheets. The best way to fight seasickness is to keep one's eyes glued to the horizon. That is exactly what we are doing in these turbulent times. We focus on what we want to own, not for next week, next month, or even next year, but for the next two to five years. That is the proper way to build wealth over the long term.

A few housekeeping items: (1) We will soon offer you the ability to look up your share balance and the Fund's net asset value on-line. You will receive a letter from American Data Services with instructions by year-end. (2) We will be making a distribution of $.35 per share for realized capital gains but will not do so until January 1999.


Sincerely,



Mariko O. Gordon, CFA
President

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed.  The
 Fund's Annual report is not authorized for distribution unless preceded or accompanied by a current prospectus. The S&P MidCap Index and the Russell 2000 are unmanaged indices of domestic common stocks.